Exhibit 10.16

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4

to

PRODUCT DEVELOPMENT AND

COMMERCIALIZATION AGREEMENT

This Amendment No. 4 (“Amendment No. 4”) to that certain PRODUCT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT entered into and made effective as of the 22” day of August, 2006, and as amended by Amendment No. 1 effective as of the 30th day of September, 2007, by Amendment No. 2 effective as of the 6th day of October 2008, and by Amendment No. 3 effective as of the 22” day of August 2009 (the “Agreement”) by and between ChemoCentryx, Inc., a Delaware corporation having its principal place of business at 850 Maude Avenue, Mountain View, CA 94043 (“ChemoCentryx”), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (referred to herein as “GSK”), collectively, the “Parties”, is hereby entered into by the Parties with an Amendment No. 4 effective date of February 26, 2010 (the “Amendment No. 4 Effective Date”).

WHEREAS, the Parties now agree to conduct (i) a preclinical study for the AMD indication for the C5aR Collaboration Target entitled, “Studies for Evaluation of CCX168 in [***]” to support AMD indication (the “[***] Study”), and (ii) a [***] Toxicology Evaluation of CCX168 (the “Tox Study”) under the Agreement (collectively hereinafter the “C5aR Program Studies”); and

WHEREAS, the Parties now agree to establish a budget and payment schedule that shall apply to each of the C5aR Program Studies referenced under this Amendment No. 4, subject to the terms and conditions herein, and to establish or clarify certain other issues with respect to the Agreement; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties do hereby amend the Agreement and otherwise agree as follows:

1.        Except as amended hereby, the Agreement is ratified, confirmed and reaffirmed in all respects. The Agreement together with this Amendment No. 4 will be read, taken and construed as one and the same instrument. All terms used in this Amendment No. 4, but not defined herein, will have the same meaning set forth for that term in the Agreement.

2.        The C5aR Program Studies are in regards to the Development Candidate CCX168 targeting the Collaboration Target C5aR and are designed in accordance with Exhibit 1 and Exhibit 2, which are attached hereto and incorporated by reference. Exhibit 1 shall include, and

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incorporate by reference, the protocol covering the [***] Study and Exhibit 2 shall include and incorporate by reference the protocol covering the Tox Study (each such protocol, as included in Exhibit 1 or Exhibit 2, an “Experimental Protocol”).

3.        Reimbursement of ChemoCentryx Costs. The C5aR Program Studies shall be part of the Early Development Program for CCX168. Notwithstanding Section 3.2.1 of the Agreement, GSK shall be responsible for the costs and expenses of the C5aR Program Studies as follows:

(a)        The [***] Study. GSK shall reimburse ChemoCentryx for its out-of-pocket expenses incurred as a result of the activities relating to the conduct of the [***] Study, which expenses are estimated to be [***] GBP (£[***]) [or USD$ equivalent]. Payment by GSK will be in two separate installments as follows: (i) approximately £[***] [or USD$ equivalent] upon the completion of the Experimental Protocol for Study 1, and (ii) approximately £[***] [or USD$ equivalent] upon the completion of the Experimental Protocol for Study lb. Following completion of each of Study 1 and Study lb, ChemoCentryx will submit an invoice to GSK setting forth the actual out-of-pocket expenditures incurred to conduct the Experimental Protocol for Study 1 or Study lb. All invoiced charges shall be in accordance with the agreed Study 1 and Study lb Experimental Protocol. All payments due under this Amendment No. 4 will be paid by GSK net thirty (30) days upon receipt by GSK of a complete, accurate and audit-worthy invoice. All invoices provided to GSK shall reference the Agreement and shall be sent electronically to GSK Attn: [***] for processing. For clarity, except as provided below in this Section 3(a), the maximum amount of money to be paid by GSK for expenses incurred during a calendar year period for the [***] Study shall be capped at [***] GBP (£[***]) [or USD $ equivalent] (the “[***] Study Cap”). If ChemoCentryx anticipates that the total out-of-pocket expenses to conduct the [***] Study according to the Experimental Protocol will exceed the [***] Study Cap, ChemoCentryx shall promptly notify GSK in writing. GSK shall notify ChemoCentryx within fifteen (15) days of receipt of such notice of GSK’s decision either to fund or not to fund such excess amount, which decision shall be at GSK’s sole discretion. If GSK decides not to fund such excess amount, ChemoCentryx shall have the right, at its sole discretion, to fund such excess amount. If neither Party decides to fund such excess amount, ChemoCentryx shall not be obligated to complete the [***] Study according to the Experimental Protocol, and shall have the right to amend the Experimental Protocol for Study 1 or Study lb, upon written notice to GSK, such that the total out-of-pocket expenses incurred by ChemoCentryx to conduct the [***] Study do not exceed the [***] Study Cap. In no event shall either Party be responsible for any amounts to conduct the [***] Study in excess of the [***] Study Cap without such Party’s prior written consent.

(b)        The Tox Study. GSK shall reimburse ChemoCentryx for its out-of-pocket expenses incurred as a result of the activities relating to the conduct of the Tox Study, which expenses are estimated to be [***] Thousand USD ($[***]). Payment by GSK will be in quarterly installments based upon a calendar year. Following each calendar quarter during which ChemoCentryx conducts the Tox Study, ChemoCentryx will submit an invoice to GSK setting forth the actual out-of-pocket expenditures incurred to conduct the Tox Study in such calendar quarter and a quarterly budget update of incurred expenses. All invoiced charges shall be in accordance with the agreed Tox Study Experimental Protocol. All payments due under this Amendment No. 4 will be paid by GSK net thirty (30) days upon receipt by GSK of a complete, accurate and audit-worthy invoice. All invoices provided to GSK shall reference the Agreement

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and shall be sent electronically to GSK Attn: [***] for processing. For clarity, the maximum amount of money to be paid by GSK for expenses incurred during a calendar year period for the Tox Study shall be capped at [***] Thousand USD ($[***]) (the “Tox Study Cap”).

(c)        GSK has the right to terminate funding the [***] Study and/or the Tox Study at its sole discretion, for any reason, with or without cause, such termination to be effective ninety (90) days after written notice is provided to ChemoCentryx; whereupon, ChemoCentryx has the opportunity (i) to continue funding the [***] Study and/or the Tox Study, as applicable, independently of GSK, or (ii) to close the [***] Study and/or the Tox Study, as applicable, down. Upon termination of funding of the [***] Study or the Tox Study by GSK and if ChemoCentryx closes the [***] Study or Tox Study, ChemoCentryx shall take all reasonable efforts to minimize costs and shall proceed in an orderly fashion to terminate any outstanding cancelable commitments and to stop the [***] Study or the Tox Study, as applicable. All costs to ChemoCentryx associated with termination will be considered reimbursable costs, as well as costs incurred prior to the notice of termination but which have not been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled. In no event will reimbursement under this Amendment No. 4 exceed the total budgeted amount stated under 3(a), the [***] Study Cap, or 3(b), the Tox Study Cap, above, unless otherwise agreed to in writing by the Parties.

(d)        In the event that ChemoCentryx, or its successors and assigns, no longer wish to continue the C5aR Program Studies, ChemoCentryx, or its successors and assigns, cannot terminate the C5aR Program Studies without GSK’s prior written consent, not to be unreasonably withheld; provided that in no event shall ChemoCentryx be obligated to incur expenses to conduct the C5aR Program Studies in excess of the budgeted amounts set forth in Sections 3(a), the [***] Study Cap, and 3(b) the Tox Study Cap.

4.        For clarification, this Amendment No. 4 applies only to the Early Development Program associated with the CCX168 compound and the Collaboration Target C5aR, and no other program or compound under the Agreement. All amounts spent by GSK or ChemoCentryx under this Amendment No. 4 do not qualify, in any way, as PoC Trial expenditures under Section 2.3.6 of the Agreement.

5.        All other provisions of the Agreement will remain unchanged and remain in full force and effect. This Amendment No. 4 may be executed in counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 4 to be duly executed by its duly authorized representative as of the Amendment No. 4 Effective Date.

GLAXO GROUP LIMITED

By :	/s/ Paul Williamson

Name:	Paul Williamson
For and on behalf of
Edinburgh Pharmaceutical Industries Limited

Title:	Corporate Director

CHEMOCENTRYX, INC.

By:	/s/ Thomas J. Schall

Name:	Thomas J. Schall

Title:	President and Chief Executive Officer

ChemoCentryx, Inc. CCX168

EXHIBIT 1

Studies for Evaluation of CCX168 in [***]

(29 January 2010)

Experimental protocol for Study 1

Rationale: To test the effect of CCX168 on [***]

The objectives of the study include:

[***]

Experimental plan: [***]

Timings and Cost

[***]

Experimental protocol for Study 1b

Rationale: To test the effect of CCX168 on [***]

The objectives of the study include:

[***]

Experimental plan: [***]

Timings and Cost

[***]

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Page 5 of 7	26-February-2010

ChemoCentryx, Inc. CCX168

EXHIBIT 2

[***] TOXICOLOGY EVALUATION OF CCX168

Synthesis of API to support Toxicology studies

Starting Materials:	$[***]
Manufacture:	$[***]

13-Week Toxicology studies

Develop suitable tox formulation for [***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

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Page 6 of 7	26-February-2010

ChemoCentryx, Inc. CCX168

Exhibit 2: The Quarterly Budget for Tox Study is attached hereto and made a part hereof:

[***]

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Page 7 of 7	26-February-2010